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                                  Exhibit 10.19

                             AMENDMENT 2001-1 TO THE
                      PACIFIC CENTURY FINANCIAL CORPORATION
                            STOCK OPTION PLAN OF 1994
                            -------------------------

          In accordance with Article 13 of the Pacific Century Financial Corporation Stock Option Plan of 1994 (hereinafter "Plan"), and conditioned upon the approval of shareholders no later than one year after the date of adoption by the Board of Directors of Pacific Century Financial Corporation, the Plan is hereby amended by this Amendment No. 2001-1, effective as of the date of adoption by the Board of Directors, as follows:

          The first sentence of Section 4.1 of the Plan shall be amended to increase the total number of Shares reserved and available for grant under the Plan by revising such sentence to read in its entirety as follows:

          4.1  Number of Shares.  Subject to adjustment as provided in Section
               ----------------
     4.3 herein, the total number of Shares available for grant under the Plan shall be 14,650,000.

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          To record the adoption of this amendment to the Plan, Pacific Century
Financial Corporation has executed this document this 26th day of January, 2001.

                                PACIFIC CENTURY FINANCIAL
                                CORPORATION

                                By /S/ Richard J. Dahl
                                   ----------------------------------------
                                   Its Richard J. Dahl
                                       President & Chief Operating Officer

                               By  /S/ Neal C. Hocklander
                                   ----------------------------------------
                                   Its  Neal C. Hocklander
                                        Executive Vice President